--------------------------------------------------------------------------------
              THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                   July 31, 2001

Dear Shareholder:

      The semi-annual period has been marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Year-to-date, the Federal Open Market Committee (FOMC) has cut interest rates six times, easing a total of 275 basis points. Currently, the overnight lending rate is at its lowest level since May 1994. Investors are beginning to turn their attention away from past interest rate cuts and are re-focusing on the potential actions of this year's accommodative Fed. In recent FOMC minutes, investors were somewhat surprised to see a degree of discord among committee members as to the severity and timing of the final 50 basis point ease on May 15th. Coupled with a more cautious 25 basis point cut in late June, it appears that the Fed will be adopting a less aggressive posture.

      Recently, released data has led some investors to conclude that the worst may be behind us. U.S. factory orders, a figure specifically cited by the Fed as a driver behind recent rate cuts, rebounded by 2.5% in May. Personal consumption, another important factor in the U.S. consumer-driven economy, rose by 0.5%, and both construction spending and manufacturing activity have been stronger than expected. Finally, despite aggressively lowering interest rates over the past six months, inflation concerns appear benign. Going forward, we look to employment data as a leading indicator of economic recovery.
Corporations have been forced to layoff employees as demand for goods and services has lagged in the first two quarters of the year. While consumer activity has been reasonably resilient in the face of the weakness in employment, further deterioration on the jobs front will most likely derail an early recovery.

      The Treasury yield curve, which began the year inverted, with shorter maturity issues yielding more than longer maturities, steepened significantly over the semi-annual period. However, the yield curve flattened slightly in June in response to benign inflationary pressures and talks of a possible end to the Fed's rate reduction program. Disappointment caused by the Fed's election to dispense only 25 basis points of easing, coupled with stronger than expected economic data, caused yields on short and intermediate maturity Treasuries to rise. Short-term yields were especially hard-hit with yields on 2-year and 5-year maturities rising 25 and 21 basis points, respectively.

      This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

/s/ Laurence D. Fink                         /s/ Ralph L. Schlosstein

Laurence D. Fink                             Ralph L. Schlosstein
Chairman                                     President

                                                                   July 31, 2001

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for the BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") for the six months ended June 30, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BPS". The Trust's investment objective is to provide current income that is exempt from federal and Pennsylvania State income tax. The Trust seeks to achieve this objective by investing 80% of its total assets in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality), and may invest up to 20% of its total assets in non-investment grade (rated Ba/BB or B by a major rating agency or of equivalent quality) tax-exempt bonds issued by city, county and state municipalities.

     The table below summarizes the changes in the Trust's stock price and NAV since December 31, 2000:

                          ------------------------------------------------------
                            6/30/01   12/31/00  CHANGE    HIGH      LOW
--------------------------------------------------------------------------------
STOCK PRICE                 $14.39    $13.125    9.64%   $14.88    $13.0625
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)       $14.70    $14.62     0.55%   $14.98    $14.41
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance continued to deteriorate in the U.S. and abroad through the second quarter as corporations continued to steadily unwind excess inventories and capacity. While there has been some decline in consumption, the bulk of the weakness has manifested itself in the business sector where capital spending continues to plunge. Consequently, year-over-year industrial production has turned negative for the first time since 1991. Weakness in the corporate sector has begun to spread to the labor market. The unemployment rate has drifted up to 4.5% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Despite the weakness in the labor market and overall economy, the consumer remains relatively upbeat. While many economic indicators are at 1990-91 recessionary levels, consumer confidence remains well above its readings of the early nineties. The consumer seems buoyed by a faith in the Federal Reserve, which has lowered its funds target rate by 275 basis points during 2001.
Sluggish growth combined with a benign inflationary environment should prompt the Federal Reserve to maintain a low interest rate environment well into next year.

     Over the semi-annual period, the level and shape of the Treasury yield curve were driven by expectations of Fed activity and the issuance of corporate debt. Treasury yields steepened significantly in 2001 with yields on longer maturity issues rising relative to yields on shorter maturities, but began to flatten slightly in June due to expectations that the Fed was nearing the end of its easing cycle. Yields on short and intermediate Treasuries rose with short-term yields increasing most dramatically. Yields on 2-year and 5-year maturities rose 25 and 21 basis points respectively for the second quarter. In addition, corporate issuance of long-term debt represented a net sale of more interest rate sensitive bonds. This further pressured longer dated securities and the market in general. As of June 30, 2001, the 10-year Treasury was yielding 5.41% versus 5.11% on December 31, 2000.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ending June 30, 2001, returning 4.76% (as measured by the LEHMAN MUNICIPAL BOND INDEX at a tax bracket of 39.6%) versus 3.62% for the LEHMAN AGGREGATE INDEX. Strong retail demand for municipal bonds allowed the sector to show significant outperformance versus Treasuries across the entire curve. In a dramatic reversal from most of 2000, the semi-annual period finally saw municipal mutual fund portfolios experience positive cash flows. The positive cash flow into municipal mutual funds continued for the second quarter with year to date inflows totaling $3.45 billion. Municipals benefited from retail's continued efforts to diversify out of equities and into fixed income investments. Total supply year to date has increased by 39% versus last year, with the majority of the increase coming from the surge in refinancing activity. We expect to see continued strong performance from the municipal market as retail continues to express interest in the lower volatility of the fixed income markets and attractive tax equivalent yields of municipal bonds.

     The Commonwealth of Pennsylvania's creditworthiness has steadily improved over the past decade. The Commonwealth's population, with over 12 million residents concentrated around the cities of Pittsburgh and Philadelphia, has grown modestly. Over the past decade, its economy has been in transition from heavily manufacturing based employment to a more diversified economic foundation with trade and service work now accounting for more than 54% of jobs. The economic transition com-bined with .75% average annual employment growth have fueled the Commonwealth's slowly declining unemployment rate to 4.7% in June 2001.

     Pennsylvania's prudent fiscal management, in response to a FY 1991 operating deficit, accompanied the transition in employment structure. Since 1991, tax changes, financial controls and limited borrowing, together with the changing and slowly growing economy, have resulted in positive operations. Today the undesignated General Fund surplus, when combined with the rainy day fund, is nearly $3 billion or approximately 8.7% of FY 2001 revenues. Pennsylvania expects modest revenue growth during 2001 reflecting the slowing economy and further tax reductions which continue to attract new industries while maintaining the current level of employment in the Commonwealth. FY 2002 budget anticipates a 4.8% revenue increase and a 9% increase in the rainy day fund to $1.2 billion. The Commonwealth's sound financial position merits its Aa2/AA ratings.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons.

     Additionally, the Trust employs leverage via auction rate preferred shares to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At June 30, 2001, the Trust's leverage amount was 37% of total assets.

     Since inception, the Trust sought to take advantage of tight municipal credit spreads to build a strong credit profile. Additionally, the Trust maintained a defensive coupon structure, which was achieved by adding premium coupons, which positively contributed to the Trust's total returns as interest rates rose during the period.

     The following charts show the Trust's current and December 31, 2000, asset composition and credit quality allocations:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                     JUNE 30, 2001     DECEMBER 31, 2000
--------------------------------------------------------------------------------
School                                          20%                  20%
--------------------------------------------------------------------------------
Transportation                                  16%                  16%
--------------------------------------------------------------------------------
Hospital                                        15%                  15%
--------------------------------------------------------------------------------
Housing                                         12%                  12%
--------------------------------------------------------------------------------
Water & Sewer                                   12%                  12%
--------------------------------------------------------------------------------
City, County & State                             9%                   4%
--------------------------------------------------------------------------------
Other                                            9%                   9%
--------------------------------------------------------------------------------
Student Loan                                     4%                   4%
--------------------------------------------------------------------------------
Power                                            3%                  --
--------------------------------------------------------------------------------
Sales Tax                                       --                    5%
--------------------------------------------------------------------------------
Industrial & Pollution Control                  --                    3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT RATING*                             JUNE 30, 2001     DECEMBER 31, 2000
--------------------------------------------------------------------------------
AAA/Aaa                                         57%                  57%
--------------------------------------------------------------------------------
AA/Aa                                           15%                  16%
--------------------------------------------------------------------------------
A/A                                              9%                   9%
--------------------------------------------------------------------------------
BBB/Baa                                          3%                   2%
--------------------------------------------------------------------------------
BB/Ba                                            5%                   5%
--------------------------------------------------------------------------------
Not Rated                                       11%                  11%
--------------------------------------------------------------------------------

-------------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Pennsylvania Strategic Municipal Trust. Please feel free to contact our marketing center at
(800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                     /s/ Kevin M. Klingert

Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager


--------------------------------------------------------------------------------
              THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BPS
--------------------------------------------------------------------------------
Initial Offering Date:                                           August 25, 1999
--------------------------------------------------------------------------------
Closing Stock Price as of 6/30/01:                                   $14.39
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/01:                                       $14.70
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 6/30/01 ($14.39)(1):                5.68%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share(2):                           $ 0.0681
--------------------------------------------------------------------------------
Current Annualized Distribution per Share(2):                        $ 0.8172
--------------------------------------------------------------------------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)  The distribution is not constant and is subject to change.

                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

-----------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 2001 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                                                         OPTION CALL       VALUE
 RATING*   (000)                                   DESCRIPTION                                           PROVISIONS+      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------

                       LONG-TERM INVESTMENTS--157.1%
  AAA     $2,150++     Allegheny Cnty. Port Auth. Spec. Rev. Trans., 6.125%, 3/1/09, MBIA .............      N/A       $  2,431,048
  AAA      1,800       Allegheny Cnty. San. Auth. Swr. Rev., 5.375%, 12/1/24, MBIA ....................  12/07 @ 102      1,815,228
  NR       1,250       Dauphin Cnty. Gen. Auth. Rev., Hotel & Conf. Ctr., Hyatt Regency, 6.20%, 1/01/19   1/09 @ 102      1,157,575
  Aaa      2,500       Delaware Cnty. Hlth. Facs. Auth. Rev., Mercy Hlth. Corp. Proj., 6.00%, 12/15/26       ETM          2,673,925
  AAA      1,250       Delaware Cnty. Ind. Dev. Auth. Rev., Wtr. Facs., 6.00%, 6/01/29, FGIC ..........   6/09 @ 101      1,318,925
                       Lehigh Cnty. Gen. Purp. Auth. Rev., Kidspeace Oblig. Grp.,
  Ba2      1,250         6.00%, 11/01/23 ..............................................................  11/08 @ 102      1,098,938
  Ba2      1,250         6.20%, 11/01/14 ..............................................................  11/09 @ 102      1,175,425
  A-       1,250       Montgomery Cnty. Ind. Dev. Auth. Rev., Retirement Life Cmnty., 5.25%, 11/15/28 .  11/08 @ 101      1,080,438
  NR       4,000+++    MuniMae TE Bond Subsidiary, LLC, Ser. A, 6.875%, 6/30/09 .......................  No Opt. Call     4,119,840
                       Pennsylvania Econ. Dev. Fin. Auth. Exempt Facs. Rev., Amtrak Proj., Ser. A,
  A3       1,000         6.25%, 11/01/31 ..............................................................   5/11 @ 101      1,003,840
  A3       1,000         6.375%, 11/01/41 .............................................................   5/11 @ 101      1,004,200
                       Pennsylvania Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge.,
  AA+      1,250         Ser. 60A, 5.85%, 10/01/27 ....................................................   4/07 @ 101.5    1,267,712
  AA+      3,200         Ser. 68A, 6.10%, 4/01/21 .....................................................  10/09 @ 100      3,291,360
  AAA      1,750       Pennsylvania St. Higher Ed. Ass. Agy. Std. Loan Rev., 7.437%, 3/01/20, MBIA ....   4/02 @ 100      1,923,355
                       Pennsylvania St. Higher Ed. Facs. Auth. Rev.,
  AA-      1,250         Lafayette Coll. Proj., 6.00%, 5/01/30 ........................................   5/10 @ 100      1,325,637
  AA         850         Philadelphia Univ., 6.10%, 6/01/30 ...........................................   6/10 @ 100        891,132
  A        1,000         Univ. of Pennsylvania Hlth. Svcs., Ser. A, 5.75%, 1/01/22 ....................   1/06 @ 101        983,300
  AAA      1,250       Philadelphia Pkg. Auth. Rev., Arpt., 5.625%, 9/01/18, FSA ......................   9/09 @ 101      1,301,675
  AAA      1,250       Philadelphia Arpt. Sys. Rev., Ser. B, 5.40%, 6/15/27, FGIC .....................   6/07 @ 102      1,239,763
  AAA      1,510       Philadelphia Gas Wks. Rev., Third Series, 5.50%, 8/01/18, FSA ..................   8/11 @ 100      1,557,565
                       Philadelphia Sch. Dist., G.O.,
  AAA      1,190         Ser. B, 5.50%, 9/01/25, AMBAC ................................................   9/05 @ 101      1,205,768
  AAA      2,800         Ser. C, 5.50%, 3/01/24, MBIA .................................................   3/10 @ 100      2,850,344
  AAA      3,050         Ser. C, 5.75%, 3/01/29, MBIA .................................................   3/10 @ 100      3,185,450
  AAA      2,350       Philadelphia Wtr. & Wastewtr. Rev., 5.00%, 6/15/16, FSA ........................   6/03 @ 100      2,350,352
  AAA      2,250       Southeastern Pennsylvania Trans. Auth. Spec. Rev., 5.375%, 3/1/17, FGIC ........   3/07 @ 102      2,292,975
  AAA      1,750       Washington Cnty. Auth. Rev., Cap. Fdg. & Equip. Proj., 6.15%, 12/01/29, AMBAC ..   No Opt. Call    2,013,130
                                                                                                                        -----------

                       TOTAL LONG-TERM INVESTMENTS (COST $44,630,733) .................................                  46,558,900
                                                                                                                        -----------

                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------

                                                                                                           VALUE
                                                   DESCRIPTION                                           (NOTE 1)
----------------------------------------------------------------------------------------------------------------------

                     TOTAL INVESTMENTS--157.1% (COST $44,630,733) .....................                 $ 46,558,900
                     Other assets in excess of liabilities--1.9% ......................                      574,914
                     Liquidation value of preferred stock--(59.0)% ....................                  (17,500,000)
                                                                                                        ------------

                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...............                 $ 29,633,814
                                                                                                        ============

-------------
  *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  + Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
 ++  This bond is prerefunded. See glossary for definition.
+++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

-------------------------------------------------------------------------------------------------------------
                        THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
AMBAC   -- American Municipal Bond Assurance Corporation      FSA    -- Financial Security Assurance
ETM     -- Escrowed to Maturity                               G.O.   -- General Obligation
FGIC    -- Financial Guaranty Insurance Company               MBIA   -- Municipal Bond Insurance Association
-------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK PENNSYLVANIA
STRATEGIC MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $44,630,733)
  (Note 1) ...............................................    $ 46,558,900
Cash .....................................................         256,195
Interest receivable ......................................         526,853
Other assets .............................................           5,176
                                                              ------------
                                                                47,347,124
                                                              ------------

LIABILITIES
Dividends payable--common shares .........................         137,255
Dividends payable--preferred shares ......................           4,314
Investment advisory fee payable (Note 2) .................          27,574
Deferred trustees fees (Note 1) ..........................           3,320
Other accrued expenses ...................................          40,847
                                                              ------------
                                                                   213,310
                                                              ------------
NET INVESTMENT ASSETS ....................................    $ 47,133,814
                                                              ============

Net investment assets were comprised of:
  Common shares of beneficial interest:
    Par value (Note 4) ...................................    $      2,015
    Paid-in capital in excess of par .....................      28,362,834
  Preferred shares of beneficial interest (Note 4) .......      17,500,000
                                                              ------------
                                                                45,864,849
  Distributions in excess of net
    investment income (Note 1) ...........................         (46,727)
  Accumulated net realized loss (Note 1) .................        (612,475)
  Net unrealized appreciation (Note 1) ...................       1,928,167
                                                              ------------
Net investment assets, June 30, 2001 .....................    $ 47,133,814
                                                              ============
Net assets applicable to common shareholders .............    $ 29,633,814
                                                              ============
Net asset value per common share of
  beneficial interest:
  ($29,633,814 / 2,015,492 common shares
  of beneficial interest issued and outstanding) .........          $14.70
                                                                    ======
--------------------------------------------------------------------------------
THE BLACKROCK PENNSYLVANIA
STRATEGIC MUNICIPAL TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (Note 1) ......................................    $ 1,409,407
                                                              -----------
Expenses
  Investment advisory ....................................        140,755
  Auction agent ..........................................         21,700
  Reports to shareholders ................................         16,300
  Independent accountants ................................         11,800
  Transfer agent .........................................          9,100
  Trustees ...............................................          6,600
  Legal ..................................................          5,400
  Custodian ..............................................          4,900
  Miscellaneous ..........................................          5,973
                                                              -----------
  Total expenses .........................................        222,528
  Less fees waived by advisor (Note 2) ...................        (58,648)
                                                              -----------
  Net expenses ...........................................        163,880
                                                              -----------
Net investment income ....................................      1,245,527
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investments .........................       (473,420)
Net change in unrealized appreciation
  on investments .........................................        517,782
                                                              -----------
Net gain on investments ..................................         44,362
                                                              -----------

NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS .........................    $ 1,289,889
                                                              ===========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                               SIX MONTHS ENDED   YEAR ENDED
                                                                                    JUNE 30,     DECEMBER 31,
                                                                                      2001           2000
                                                                               ----------------  ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income ......................................................   $  1,245,527    $  2,371,501
  Net realized loss on investments ...........................................       (473,420)       (131,361)
  Net change in unrealized appreciation on investments .......................        517,782       2,746,584
                                                                                 ------------    ------------
    Net increase in net investment assets resulting from operations ..........      1,289,889       4,986,724
                                                                                 ------------    ------------

DIVIDENDS AND DISTRIBUTIONS:
  To common shareholders from net investment income ..........................       (823,530)     (1,655,305)
  To common shareholders in excess of net investment income ..................             --        (128,156)
  To preferred shareholders from net investment income .......................       (301,060)       (673,506)
  To preferred shareholders in excess of net investment income ...............             --         (52,144)
                                                                                 ------------    ------------
    Total dividends and distributions ........................................     (1,124,590)     (2,509,111)
                                                                                 ------------    ------------

CAPITAL SHARE TRANSACTIONS:
  Common shares issued in connection with the reinvestment of common dividends
    and distributions ........................................................             --           6,985
  Capital charge with respect to initial public offering of shares ...........             --         (10,744)
                                                                                 ------------    ------------
    Net proceeds from capital share transactions .............................             --          (3,759)
                                                                                 ------------    ------------
     Total increase ..........................................................        165,299       2,473,854
                                                                                 ------------    ------------

NET INVESTMENT ASSETS
Beginning of period ..........................................................     46,968,515      44,494,661
                                                                                 ------------    ------------
End of period (including distributions in excess of net investment income
  of $46,727 and $180,300, respectively) .....................................   $ 47,133,814    $ 46,968,515
                                                                                 ============    ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      SIX MONTHS                       FOR THE PERIOD
                                                                        ENDED                          AUGUST 25, 1999
                                                                       JUNE 30,      YEAR ENDED            THROUGH
                                                                         2001      DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                      ----------  -----------------   -----------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period* ...............................   $14.62           $ 13.40         $ 14.33#
                                                                        ------           -------         -------
  Net investment income (a) .........................................     0.62              1.18            0.27
  Net realized and unrealized gain (loss) on investments (a) ........     0.02              1.29           (0.66)
                                                                        ------           -------         -------
Net increase (decrease) from investment operations ..................     0.64              2.47           (0.39)
                                                                        ------           -------         -------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders .............................................    (0.39)            (0.82)          (0.21)
    Preferred shareholders ..........................................    (0.14)            (0.33)          (0.06)
  Distributions in excess of net investment income to:
    Common shareholders .............................................    (0.02)            (0.06)          (0.02)
    Preferred shareholders ..........................................    (0.01)             (0.03)             --
                                                                        ------           -------         -------
  Total dividends and distributions .................................    (0.56)            (1.24)          (0.29)
                                                                        ------           -------         -------
Capital charge with respect to issuance of common shares ............       --                --           (0.03)
Capital charge with respect to issuance of preferred shares .........       --             (0.01)          (0.22)
                                                                        ------           -------         -------
Total capital charges ...............................................       --             (0.01)          (0.25)
                                                                        ------           -------         -------
Net asset value, end of period* .....................................   $14.70           $ 14.62         $ 13.40
                                                                        ------           -------         -------
Market value, end of period* ........................................   $14.39           $13.125         $13.375
                                                                        ======           =======         =======
TOTAL INVESTMENT RETURN+ ............................................    12.79%             5.08%          (9.34)%
                                                                        ======           =======         =======
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:++
Expenses after fee waiver ...........................................     1.10%+++          1.22%           1.20%##+++
Expenses before fee waiver ..........................................     1.50%+++          1.63%           1.61%##+++
Net investment income after fee waiver and before preferred
  share dividends (a) ...............................................     8.39%+++          8.49%           5.63%+++
Preferred share dividends ...........................................     2.03%+++          2.60%           1.17%+++
Net investment income available to common shareholders (a) ..........     6.36%+++          5.89%           4.46%+++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .....................  $29,940           $27,920         $26,882
Portfolio turnover ..................................................       16%               28%              1%
Net assets of common shareholders, end of period (000) ..............  $29,634           $29,469         $26,995
Preferred stock outstanding (000) ...................................  $17,500           $17,500         $17,500
Asset coverage per preferred share, end of period ...................  $67,639           $67,112         $63,571

-------------
   * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

  ** Commencement of investment operations. (Note 1)

   + Total investment return is calculated assuming a purchase of common share at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for a period less than one year is not annualized. Past performance is not a guarantee of future results.

  ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios for a period of less than one year are annualized.

 +++ Annualized

   # Net asset value immediately after the closing of the first public offering was $14.30.

  ## Restated to conform with current period presentation.

 (a) As required, effective January 1, 2001, the Fund had adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on debt securities. The effect of this accounting policy change had no impact on the total net assets of the Trust. The reclass of this change for the six months ended June 30, 2001 to the net investment income per common share from net realized and unrealized gain (loss) on investments were less than $0.005 per common share. The ratios of net investment income to average net assets and net investment income before preferred stock dividends to average net assets increased from 6.34% to 6.36% and 8.37% to 8.39%, respectively. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change.

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK PENNSYLVANIA
STRATEGIC MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

     The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") was organized in Delaware on June 30, 1999 as a non-diversified, closed-end management investment company. The Trust had no transactions until August 19, 1999 when it sold 6,981 Common Shares for $100,003 to BlackRock Advisors, Inc. Investment operations commenced on August 25, 1999. The Trust's investment objectives are to provide current income exempt from regular Federal and Pennsylvania state income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount, respectively, to interest income on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to share holders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: Effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing market discount on debt securities. Prior to January 1, 2001, the Trust amortized premiums and original issue discount on debt securities. The cumulative effect of this accounting policy change had no impact on the total net assets of the Trust. This resulted in a $12,636 increase to undistributed net investment income and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on January 1, 2001.

     The effect of this change for the six month period ended June 30, 2001 was to increase net investment income by $3,190: decrease net unrealized appreciation by $1,801 and increase net realized losses by $1,389. The Statement of Changes in Net Investment Assets and the Financial Highlights of the Trust for prior periods/years have not been restated to reflect this change.

NOTE 2. AGREEMENTS

     The Fund has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net investment assets. The Advisor has undertaken to waive fees and expenses as follows: through year ended 12/31/04 by 0.25%, for year ended 12/31/05 by 0.20%, for year ended 12/31/06 by 0.15%, for year ended 12/31/07 by 0.10% and for year ended 12/31/08 by 0.05%. Pursuant to the agreement, the Advisor waived fees of $58,648 during the six months ended June 30, 2001.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor and pays occupancy and certain clerical and accounting costs. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2001, aggregated $7,718,528 and $7,177,828, respectively.

   The federal income tax basis of the Trust's investments at June 30, 2001 was $44,616,295 and accordingly, net unrealized appreciation was $1,942,605 (gross unrealized appreciation--$2,128,109, gross unrealized depreciation--$185,504).

     For Federal income tax purposes, the Trust had a capital loss carryforward at June 30, 2001 of approximately $612,000 of which approximately $139,000 will expire in 2008 and $473,000 which will expire in 2009. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

     There are an unlimited number of $.001 par value common shares of beneficial interest authorized. The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares. Of the 2,015,492 common shares of beneficial interest outstanding at June 30, 2001, the Advisor owned 6,981 shares.
     During the year ended December 31, 2000 the Trust issued 511 common shares of beneficial interest under the terms of its Dividend Reinvestment Plan.

     On November 5, 1999 the Trust reclassified 700 common shares of beneficial interest and issued a series of Auction Market Preferred Shares ("preferred shares") Series W7. The preferred shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends.

     Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 2.04% to 4.30% during the six months ended June 30, 2001.

     The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

     The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5.  DIVIDENDS

     Subsequent to June 30, 2001, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.0681 per common share payable August 1, 2001, to shareholders of record on July 16, 2001.

     For the period July 1, 2001 through July 31, 2001, dividends declared on Preferred Stock totalled $39,446.

--------------------------------------------------------------------------------
              THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.8341327 to common shareholders and $944.41 to preferred shareholders.

      For purposes of preparing your annual federal income tax return, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the American Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
              THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held May 24, 2001 to vote on the following matter:

     (1) To elect two Trustees as follows:

         TRUSTEE:                                         CLASS          TERM             EXPIRING
         -------                                          -----          -----            --------
         James Clayburn La Force, Jr. ..............        I           3 years             2004
         Richard E. Cavanagh .......................        I           3 years             2004

          Trustees whose term of office continues beyond this meeting are Andrew
          F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

          Shareholders elected two Trustees. The results of the voting were as follows:

                                                        VOTES FOR*    VOTES AGAINST*     ABSTENTIONS*
                                                         --------      ------------       ----------
         James Clayburn La Force, Jr. ..............     1,879,521          --              27,568
         Richard E. Cavanagh .......................           700          --                  --

-------------
     * The votes represent common and preferred shareholders voting as a single class except for Richard E. Cavanagh who was voted on and elected by the preferred shareholders only.

--------------------------------------------------------------------------------
              THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVES

The BlackRock Pennsylvania Strategic Municipal Trust's investment objectives are to provide current income exempt from regular Federal and Pennsylvania state income tax consistent with the preservation of capital and invest in municipal bonds that will perform better than the Pennsylvania municipal bond market.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of Pennsylvania Municipal Obligations, which include debt obligations issued by the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal and Pennsylvania income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade Pennsylvania Municipal Obligations or other municipal bonds. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 10-15 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. The Trust issued preferred Shares to leverage the portfolio. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVES. Although the objectives of the Trust are to provide current income that is exempt from regular Federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania Municipal bond market, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BPS) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
              THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                     When a Trust's net asset value is greater than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders    may   have   all   dividends   and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of a Trust.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a Trust's stock price is greater than its net asset value, the Trust is said to be trading at a premium.

PREREFUNDED BONDS:            These  securities  are   collateralized   by  U.S.
                              Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
---------------------------------------------------------------------------------------

                                                                      STOCK    MATURITY
PERPETUAL TRUSTS                                                      SYMBOL     DATE
                                                                      ------    -----
The BlackRock Income Trust Inc.                                        BKT       N/A
The BlackRock North American Government Income Trust Inc.              BNA       N/A
The BlackRock High Yield Trust                                         BHY       N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                BGT      12/02
The BlackRock Investment Quality Term Trust Inc.                       BQT      12/04
The BlackRock Advantage Term Trust Inc.                                BAT      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.              BCT      12/09

TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------

                                                                      STOCK    MATURITY
PERPETUAL TRUSTS                                                      SYMBOL     DATE
                                                                      ------    -----
The BlackRock Investment Quality Municipal Trust Inc.                  BKN       N/A
The BlackRock California Investment Quality Municipal Trust Inc.       RAA       N/A
The BlackRock Florida Investment Quality Municipal Trust               RFA       N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.       RNJ       N/A
The BlackRock New York Investment Quality Municipal Trust Inc.         RNY       N/A
The BlackRock Pennsylvania Strategic Municipal Trust                   BPS       N/A
The BlackRock Strategic Municipal Trust                                BSD       N/A
BlackRock California Municipal Income Trust                            BFZ       N/A
BlackRock Municipal Income Trust                                       BFK       N/A
BlackRock New York Municipal Income Trust                              BNY       N/A
BlackRock New Jersey Municipal Income Trust                            BNJ       N/A
BlackRock Florida Municipal Income Trust                               BBF       N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                         BMN       12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                   BRM       12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.        BFC       12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                BRF       12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.          BLN       12/08
The BlackRock Insured Municipal Term Trust Inc.                        BMT       12/10

 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 277-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by FORTUNE MAGAZINE, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

-----------
BLACKROCK
-----------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE
19809 (800) 227-7BFM

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
Four Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -  INDEPENDENT  DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 2001 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

     Statements and other information contained in this report are as dated and are subject to change.

                      THE BLACKROCK PENNSYLVANIA STRATEGIC
                                 MUNICIPAL TRUST
                          c/o BlackRock Advisors, Inc.
                              100 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 227-7BFM


THE BLACKROCK
PENNSYLVANIA
STRATEGIC
MUNICIPAL TRUST
----------------------------------------------------------------------------
SEMI-ANNUAL REPORT
JUNE 30, 2001

                                                                    09248R 10 3
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